SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2017

Devago, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Calle Dr. Heriberto Nunez #11A,

Edificio Apt. 104

Dominican Republic

Tel: 809-994-4443

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 7, 2017, Devago, Inc., a Nevada corporation (the “Company” or “DVGG”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with 12 Hong Kong Limited, a Hong Kong Special Administrative Region corporation (“12RT”), and the Shareholders of 12RT (the “12RT Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire Four Million (4,000,000) shares of 12RT, representing 100% of the issued and outstanding equity of 12RT, from the 12RT shareholders (the “12RT Shares”) and in exchange the Company shall issue to 12RT an aggregate of Fifty Five Million (55,000,000) shares of Company stock, consisting of: (i) Fifty Million (50,000,000) shares of post forward split Company common stock; and, (ii) Five Million (5,000,000) shares of a to be designated DVGG Series A Preferred Stock. As a result of the Share Exchange Agreement, 12RT shall become a wholly-owned subsidiary of the Company. The Share Exchange Agreement contains customary representations and warranties.

The Share Exchange Agreement contains the following conditions to closing and the closing of the Share Exchange (the “Closing”) shall only occur once the following conditions have been satisfied: (i) the Company completes a name change to more accurately reflect the post transaction nature of its business; (ii) the Company completes a six-for-one (6:1) forward split of its common stock; (iii) the Company increases its authorized shares of Common Stock from the present amount of 100,000,000 to 500,000,000 and decreases its authorized shares of undesignated Preferred Stock from the present amount of 100,000,000 to 50,000,000; (iv) the Company shall, concurrently with the closing of the Share Exchange Agreement, facilitate the cancellation of 19,800,000 shares of its restricted common stock and such stock shall be returned to the Company’s treasury; and, (v) 12RT shall provide the Company with financial statements, including audited and interim financial statements as necessary, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) (the “Closing Date”).

The foregoing description of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit

10.01	Share Exchange Agreement by and among the Company, Devago, Inc., 12 Hong Kong Limited and the shareholders of 12 Hong Kong Limited, dated June 7, 2017, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Devago, Inc.

Dated: June 7, 2017	By:	/s/Jose Armando Acosta Crespo
	Name:	Jose Armando Acosta Crespo
	Its:	Chief Executive Officer

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